Exhibit 1.1

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

December 13, 2011

UNDERWRITING AGREEMENT

December 13, 2011

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

                      Incorporated

Deutsche Bank Securities Inc.

    as Managing Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Pioneer Southwest Energy Partners L.P., a limited partnership organized under the laws of the State of Delaware (the “Partnership”), and Pioneer Natural Resources USA, Inc., a Delaware corporation (the “Selling Unitholder”), propose to sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 4,400,000 Common Units (the “Firm Units”), each representing a limited partner interest in the Partnership (the “Common Units”), of which 2,600,000 Firm Units are to be issued and sold by the Partnership and 1,800,000 Firm Units are to be sold by the Selling Unitholder. In addition, the Selling Unitholder proposes to grant to the Underwriters the option to purchase from the Selling Unitholder up to an additional 660,000 Common Units (the “Additional Units”). The Firm Units and the Additional Units are hereinafter collectively sometimes referred to as the “Units.” The Units are described in the Prospectus which is referred to below.

The Partnership has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) (i) a registration statement on Form S-3 (File No. 333-162566) under the Act (the “Partnership Registration Statement”), including a prospectus, and (ii) a registration statement on Form S-3 (File No. 333-178074) under the Act (the “Resale Registration Statement”), including a prospectus, and each of the Partnership Registration Statement and the Resale Registration Statement incorporates by reference documents which the Partnership has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Each of the Partnership Registration Statement and the Resale Registration Statement has become effective under the Act.

Except where the context otherwise requires, the “Registration Statements,” as used herein, means the Partnership Registration Statement and the Resale Registration Statement, each as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the

“Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the Partnership Registration Statement or the Resale Registration Statement, as applicable, at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Units pursuant to Rule 462(b) under the Act.

The Partnership has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Units, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Units. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Partnership and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Partnership and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Units, filed by the Partnership with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Partnership to you for use by the Underwriters in connection with the offering of the Units.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectuses attached to or used with the Prospectus Supplement.

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any relating to the Units, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Units contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Partnership’s consent, any Units by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

“Applicable Time,” as used herein, means 8:35 a.m., New York time, on December 13, 2011 or such other time as agreed by the Company and the Managing Underwriters.

Any reference herein to the Registration Statements, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statements, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Partnership Registration Statement or the Resale Registration Statement, as applicable, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Partnership, Pioneer Natural Resources GP LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), Pioneer Southwest Energy Partners USA LLC, a Delaware limited liability company (the “Operating Company”), PSE Finance Corporation, a Delaware corporation (“PSE Finance”), and all other Partnership subsidiaries are herein collectively referred to as the “Partnership Entities.”

The Partnership, the Selling Unitholder and the Underwriters agree as follows:

1.        Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Partnership agrees to issue and sell, and the Selling Unitholder agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership and the Selling Unitholder, the respective number of Firm Units (subject to such adjustment as Citigroup Global Markets Inc. (“Citigroup”) may determine to avoid fractional units) which bears the same proportion to the total number of Firm Units to be sold by the Partnership or by the Selling Unitholder, as the case may be, as the number of Firm Units set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $28.04 per Unit. The Partnership is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Units as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Units upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Selling Unitholder hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Unitholder, ratably in accordance with the number of Firm Units to be purchased by each of them, all or a portion of the Additional Units, at the same purchase price per Unit to be paid by the Underwriters to the Partnership for the Firm Units. The Over-Allotment Option may be exercised by Citigroup on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Partnership and the Selling Unitholder. Such notice shall set forth the aggregate number of Additional Units as to which the Over-Allotment Option is being exercised and the date and time when the Additional Units are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Units to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Units being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Units (subject, in each case, to such adjustment as Citigroup may determine to eliminate fractional Units), subject to adjustment in accordance with Section 10 hereof.

2.        Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Partnership and to the Selling Unitholder by Federal Funds wire transfer against delivery of the certificates for the Firm Units to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:00 A.M., New York City time, on December 16, 2011 (unless another time shall be agreed to by you, the Partnership and the Selling Unitholder or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Units shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Units shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Units. Electronic transfer of the Additional Units shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Units shall be made at the offices of Baker Botts L.L.P. at 2001 Ross Avenue, Dallas, Texas 75201, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Units or the Additional Units, as the case may be.

3.        Representations and Warranties of the Partnership. The Partnership represents and warrants to and agrees with each of the Underwriters that:

(a)            Registration. Each Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Units pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Units; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statements, has been issued, and no proceedings for such purpose have been instituted or, to the Partnership’s knowledge, are contemplated by the Commission.

(b)            Form of Documents; No Material Misstatements or Omissions. Each Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, and each additional time of purchase, if any, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Units as contemplated hereby have been satisfied; each Registration Statement meets, and the offering and sale of the Units as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); each Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at the Applicable Time, at the time of purchase and each additional time of purchase, if any, the Disclosure Package (together with the public offering price per Unit, number of Firm Units and number of Additional Units) does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase and each additional time of purchase, if any, will comply, in all material respects, with the requirements of the Act; the Prospectus Supplement and Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase and each additional time of purchase, if any, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); on the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and at the time of purchase and each additional time of purchase, if any, any Prospectus Supplement or Prospectus, as then amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus, when considered together with the Disclosure Package (together with the public offering price per Unit, number of Firm Units and number of Additional Units) as of the Applicable Time, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in the Registration Statements, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)            Offering Material. Prior to the execution of this Agreement, the Partnership has not, directly or indirectly, offered or sold any Units by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Partnership has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; the Partnership is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Units contemplated by the Registration Statements, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Partnership be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Units contemplated hereby is solely the property of the Partnership.

(d)            Formation and Qualification. Each of the Partnership Entities has been duly formed or incorporated and is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with full power and authority to own or lease and to operate its properties currently owned or leased and conduct its business as currently conducted, in each case as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. Each of the Partnership Entities is duly qualified to do business as a foreign limited partnership, limited liability company or corporation, as applicable and is in good standing under the laws of each jurisdiction that requires such qualification, except where the failure to be so qualified could not have, individually or in the aggregate, a material adverse effect on the earnings, business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”), or subject the limited partners of the Partnership to any material liability or disability.

(e)            Power and Authority to Act as a General Partner. The General Partner has full power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(f)            Ownership of Partnership Entities. All of the equity interests of each of the Partnership Entities are owned as set forth on Schedule C hereto. All of such equity interests are duly and validly authorized and issued in accordance with the general partnership, limited partnership or limited liability company agreements of each such Partnership Entity (the “Organizational Agreements”), are fully paid (to the extent required by the applicable Organizational Agreements) and nonassessable (except as such nonassessability may be affected, as applicable, by (i) Sections 17-607 and 17-804 of the Delaware Limited Partnership Act (the “Delaware LP Act”), or (ii) Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”). Such equity interests are owned as set forth on Schedule C free and clear of all liens, encumbrances, security interests, charges or other claims (“Liens”) (except restrictions on transferability as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any).

(g)            Valid Issuance of the Units. The Units to be purchased by the Underwriters from the Partnership have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid to the extent required under the partnership agreement of the Partnership (the “Partnership Agreement”) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

(h)            Capitalization. As of the time of purchase, after giving effect to the offering of the Firm Units as contemplated by this Agreement, the issued and outstanding partnership interests of the Partnership will consist of 35,713,700 Common Units and a 0.1% general partner interest. All outstanding Common Units and the limited partner interest represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid to the extent required under the Partnership Agreement and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

(i)            No Other Subsidiaries. Except as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, none of the Partnership Entities own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(j)            No Preemptive Rights, Registration Rights or Options. Except as identified in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities or (ii) outstanding options or warrants to purchase any securities of the Partnership Entities. Except for such rights that have been waived or as described in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus, neither the filing of the Registration Statements nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership.

(k)            Authority and Authorization. The Partnership has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statements, the Pre-Pricing Prospectus and the Prospectus. All corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership, the General Partner, or any of their members or partners, for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement, shall have been validly taken.

(l)            Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Partnership.

(m)            Enforceability of Organizational Agreements. The Organizational Agreements have been duly authorized, executed and delivered by the parties thereto and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their respective terms; provided that, with respect to each agreement described in this Section 3(m), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further that, the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(n)            No Conflicts. None of (i) the offering, issuance or sale by the Partnership of the Units (ii) the sale by the Selling Unitholder of the Units or (iii) the execution, delivery and performance of this Agreement by the Partnership, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Agreements or the certificate of formation or conversion, certificate or articles of incorporation, bylaws or other constituent document (collectively, the “Organizational Documents”) of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions provided for in this Agreement.

(o)            No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with the offering, issuance or sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership, or the consummation of the transactions contemplated by this Agreement except for such permits, consents, approvals and similar authorizations required under the Act, the Exchange Act and blue sky laws of any jurisdiction.

(p)            No Defaults. None of the Partnership Entities is in (i) violation of its Organizational Documents, or of any statute, law, rule or regulation, or any judgment, order, injunction or decree of any court, governmental agency or body or arbitrator having jurisdiction over any of the Partnership Entities or any of their properties or assets or (ii) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which in the case of either (i) or (ii) would reasonably be expected to have, if continued, a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions provided for in this Agreement.

(q)            Conformity of Units to Description. The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided therein and herein, will conform in all material respects to the description thereof contained in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

(r)            No Labor Dispute. No labor problem or dispute with the Partnership Entities’ employees exists or is threatened or imminent that would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

(s)            Financial Statements. The historical financial statements and schedules filed as part of the Registration Statements or included or incorporated by reference in the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus (and any amendment or supplement thereto) present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis shown therein as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected historical financial information incorporated by reference in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements and pro forma financial statements, as applicable, from which it has been derived.

(t)            Independent Public Accountants. Ernst & Young LLP, who has audited the audited financial statements and schedules included in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus (or any amendment or supplement thereto) and delivered its reports with respect to the audited financial statements and schedules included in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus (or any amendment or supplement thereto), is an independent registered public accounting firm with respect to the Partnership within the meaning of the Act and the rules and regulations of the Public Company Accounting Oversight Board (United States).

(u)            Litigation. Except as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units or (C) in any manner draw into question the validity of this Agreement.

(v)            Title to Partnership Assets. The Partnership Entities have good and indefeasible title to all real property and good title to all personal property described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as owned by the Partnership Entities (the “Partnership Assets”), free and clear of all Liens, except (i) as described, and subject to limitations contained, in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus; (ii) that arise under the Partnership’s credit agreement with Bank of America, N.A., dated as of October 29, 2007, as amended (the “Credit Agreement”); or (iii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Partnership Entities taken as a whole as they have been used in the past as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and are proposed to be used in the future as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

(w)            Rights-of-Way. The Partnership Entities have such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary to conduct their business in the manner described, and subject to the limitations contained, in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, except for (i) qualifications, reservations and encumbrances that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, the Partnership Entities have fulfilled and performed all their material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect and, except as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(x)            Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Partnership or sale by the Partnership of the Units.

(y)            Tax Returns. Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not have a Material Adverse Effect. Except as set forth in or contemplated in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, each of the Partnership Entities has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

(z)            Insurance. The Partnership Entities carry or are entitled to the benefits of insurance relating to the Partnership Assets in such amounts and covering such risks as is commercially reasonable, and all such insurance is in full force and effect. None of the Partnership Entities has any reason to believe that they will not be able (i) to renew their existing insurance coverage relating to the Partnership Assets as and when such policies expire or (ii) to obtain comparable coverage relating to the Partnership Assets from similar institutions as may be necessary or appropriate to conduct such business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect.

(aa)            Distribution Restrictions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any distributions to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in or contemplated by the Registration Statements, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or arising under the Credit Agreement.

(bb)            Possession of Licenses and Permits. The Partnership Entities possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business associated with the Partnership Assets, except where the failure so to possess would not reasonably be expected to result in a Material Adverse Effect; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect. The Partnership Entities have not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(cc)            Environmental Laws. With respect to the Partnership Assets, each of the Partnership Entities (i) is in compliance with all applicable federal, state and local laws and regulations relating to the prevention of pollution or protection of the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below) (“Environmental Laws”), (ii) has received all permits required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted, (iii) is in compliance with all terms and conditions of any such permits and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law. In the ordinary course of business, the Partnership Entities periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which they identify and evaluate costs and liabilities that are reasonably likely to be incurred pursuant to such Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Partnership Entities have reasonably concluded that such associated costs and liabilities relating to the Partnership Assets would not have a Material Adverse Effect.

(dd)            Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among any Partnership Entity, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of any Partnership Entity, on the other hand, that is required to be described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and is not so described.

(ee)            ERISA. Each Partnership Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Partnership Entity (after giving effect to the Transactions) would have any liability, excluding any reportable event for which a waiver could apply; no Partnership Entity expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”). Each “pension plan” for which any Partnership Entity would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, that could reasonably be expected to cause the loss of such qualification.

(ff)            Description of Legal Proceedings and Contracts; Filing of Exhibits. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership, threatened or contemplated, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their properties or assets is subject, that are required to be described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus that are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act or the Exchange Act. The statements included in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate summaries of such legal matters, agreements, documents or proceedings.

(gg)            Sarbanes-Oxley Act of 2002. The Partnership is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated in connection therewith and the rules of the NYSE that are effective and applicable to the Partnership.

(hh)            Investment Company. None of the Partnership Entities is nor, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”, will any of the Partnership Entities be, an “investment company” or a company “controlled by” an “investment company,” each as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations thereunder.

(ii)            Books and Records. Each Partnership Entity maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Each Partnership Entity’s internal controls over financial reporting are effective and none of the Partnership Entities is aware of any material weakness in their internal control over financial reporting.

(jj)            Disclosure Controls and Procedures. (i) Each Partnership Entity has established and maintains “disclosure controls and procedures” (to the extent required by and as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that all information required to be disclosed by the Partnership in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the General Partner, including its respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, (iii) such disclosure controls and procedures have been evaluated for effectiveness as of the period covered by the Partnership’s most recent period report filed with the Commission and (iv) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(kk)            Market Stabilization. None of the Partnership Entities has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(ll)            Foreign Corrupt Practices Act. No Partnership Entity nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of any Partnership Entity is aware of or has taken any action, directly or indirectly, that would result in a violation by such Partnership Entity of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Partnership Entities and, to the knowledge of the Partnership, their affiliates have conducted the businesses of the Partnership Entities in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith by the Partnership Entities.

(mm)            Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the Partnership, threatened.

(nn)            Office of Foreign Assets Control. No Partnership Entity nor, to the knowledge of the Partnership, any director, officer, agent or employee of any Partnership Entity or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo)            Statistical Data. All statistical and market-related data included in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus is based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(pp)            Independent Petroleum Engineers. Netherland, Sewell & Associates, Inc. (“NSAI”), whose reports are referenced in the Pre-Pricing Prospectus and the Prospectus, and who has delivered the letter referenced to in Section 8(l) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent engineering firm with respect to the Partnership.

(qq)            Information Underlying Reserve Report. The factual information underlying the estimates of proved oil and gas reserves of the Partnership Entities, which was supplied by the Partnership Entities to NSAI for the purposes of auditing the Partnership’s internally prepared reserve report and preparing the letter (the “Reserve Report Letter”) of NSAI, including, without limitation, production volumes, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves and intervening market commodity price fluctuations, the Partnership Entities are not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and as reflected in the Reserve Report Letter; estimates of such reserves and present values as described in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and reflected in the Reserve Report Letter comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Act.

(rr)            No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statements, the Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Partnership Entities taken as a whole.

(ss)            XBRL. The interactive data in eXtensbile Business Reporting Language incorporated by reference in the Registration Statements fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

Any certificate signed by any officer of the General Partner and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such entity, as to matters covered thereby, to each Underwriter.

4.        Representations and Warranties of the Selling Unitholder. The Selling Unitholder represents and warrants to and agrees with each of the Underwriters that:

(a)            No Material Misstatements or Omissions. All written information relating to the Selling Unitholder furnished or confirmed by or on behalf of the Selling Unitholder for use in the Resale Registration Statement, the Disclosure Package or the Prospectus is and will be true, complete and correct; and the Selling Unitholder is not prompted to sell (or cause to be sold) the Common Units under this Agreement by any information concerning the Partnership Entities which is not set forth in the Resale Registration Statement, the Disclosure Package and the Prospectus.

(b)            Offering Material. The Selling Unitholder has not, prior to the execution of this Agreement, offered or sold any Units by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the then most recent Pre-Pricing Prospectus.

(c)            Incorporation and Qualification. The Selling Unitholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(d)            No Conflicts. None of (i) the execution, delivery and performance of this Agreement by the Selling Unitholder or (ii) the sale by the Selling Unitholder of the Units, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Selling Unitholder, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which it or any of its properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or any of its properties in a proceeding to which it or its property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Unitholder, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a material adverse effect on the earnings, business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Selling Unitholder or materially impair the ability of the Selling Unitholder to consummate the transactions provided for in this Agreement.

(e)            No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets is required in connection with the sale by the Selling Unitholder of the Units, the execution, delivery and performance of this Agreement by the Selling Unitholder, or the consummation of the transactions contemplated by this Agreement except for such permits, consents, approvals and similar authorizations required under the Act, the Exchange Act and blue sky laws of any jurisdiction.

(f)            Market Stabilization. Neither the Selling Unitholder nor any of its affiliates has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(g)            Ownership of the Units. The Selling Unitholder now is and, at the time of delivery of the Units (whether the time of purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of Units to be sold by the

Selling Unitholder pursuant to this Agreement and has and, at the time of delivery of such Units, will have valid and marketable title to such Units, and upon delivery of and payment for such Units (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Units free and clear of all Liens, restrictions on transfer or other defect in title.

(h)            Authority and Authorization. The Selling Unitholder has and, at the time of delivery of the Units to be sold by such Selling Unitholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement, (ii) sell, assign, transfer and deliver the Units to be sold by the Selling Unitholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Unitholder herein.

(i)            Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Unitholder.

5.        Certain Covenants of the Partnership. The Partnership agrees:

(a)            to furnish such information as may be required and otherwise to cooperate in qualifying the Units for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Units; provided, however, that the Partnership shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Units); and to promptly advise you of the receipt by the Partnership Entities of any notification with respect to the suspension of the qualification of the Units for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)            to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the effective date of the respective Registration Statements) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Units, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Partnership will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statements and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c)            if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to either of the Registration Statements, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Units may be sold, to use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and pay any applicable fees in accordance with the Act, as soon as possible; and advise you promptly and, if requested by you, confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Partnership agrees to file in a timely manner in accordance with such Rules);

(d)            if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, either of the Registration Statements shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which such Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Units, or a post-effective amendment to such Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its reasonable best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Units to continue as contemplated in the Prospectus; all references herein to the Registration Statements shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)            to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statements, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of either of the Registration Statements and, if the Commission should enter a stop order suspending the effectiveness of either of the Registration Statements, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statements, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(f)            subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Partnership with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units;

(g)            to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Partnership’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(h)            to make generally available to its security holders, and to deliver to you, an earnings statement of the Partnership which will satisfy, on a timely basis, the provisions of Section 11(a) of the Act and Rule 158 under the Act;

(i)            to furnish to you seven copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(j)            to apply the net proceeds from the sale of the Units in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement;

(k)            to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statements, each Basic Prospectus, the Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Units including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Units to the Underwriters, (iii) the printing and delivering to the Underwriters of this Agreement, (iv) the qualification of the Units for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Units on any securities exchange or qualification of the Units for quotation on the

NYSE and any registration thereof under the Exchange Act, (vi) the fees and disbursements of any transfer agent or registrar for the Units, (vii) the costs and expenses of the Partnership relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Units to prospective investors and the Underwriters’ sales forces and (viii) the performance of the Partnership’s other obligations hereunder;

(l)            to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(m)            without the prior written consent of Citigroup, not to offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any affiliate of the Partnership or any person in privity with the Partnership or any affiliate of the Partnership), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement, provided, however, that the Partnership may (i) issue and sell the Units pursuant to this Agreement, (ii) issue and sell Common Units pursuant to any employee benefit plan of the Partnership or the General Partner described in the Registration Statements (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, (iii) issue Common Units issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, and (iv) issue Common Units as consideration for any merger and acquisition made by the Partnership; provided, however, that in the case of any issuance pursuant to this clause (iv), in the case of any merger or acquisition other than the acquisition of all of the outstanding equity of a publicly traded entity, each recipient of any such Common Units shall sign and deliver an agreement in substantially the form of Exhibit A hereto;

(n)            not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Units by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the Prospectus or pursuant to any employee benefit plan of the Partnership or the General Partner described in the Registration Statement (excluding the exhibits thereto);

(o)            not to, and to cause the Partnership Entities not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units;

(p)            to use its reasonable best efforts to cause the Units to be listed on the NYSE and to maintain the listing of the Common Units, including the Units, on the NYSE; and

(q)            to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Partnership, a registrar for the Common Units.

6.        Certain Covenants of the Selling Unitholder. The Selling Unitholder agrees:

(a)            not, at any time at or after the execution of this Agreement, to offer or sell any Units by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the Prospectus;

(b)            not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units; and

(c)            without the prior written consent of Citigroup, not to offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Unitholder or any affiliate of the Selling Unitholder or any person in privity with the Selling Unitholder or any affiliate of the Selling Unitholder), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement, provided, however, that the Selling Unitholder may sell the Units pursuant to this Agreement.

7.        Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Units are not delivered for any reason other than the termination of this Agreement pursuant to Section (2)(A), (2)(C), (2)(D), or (2)(E) of the second paragraph of Section 9 hereof, the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Partnership shall, in addition to paying the amounts described in Section 5(k) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel.

8.        Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Partnership and the Selling Unitholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Partnership and the Selling Unitholder of each of their respective obligations hereunder and to the following additional conditions precedent:

(a)            The Partnership shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Vinson & Elkins L.L.P., counsel for the Partnership, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Managing Underwriter, and in form and substance satisfactory to Citigroup, in the form set forth in Exhibit B hereto.

(b)            The Partnership shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of the General Counsel of the General Partner, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Managing Underwriter, and in form and substance satisfactory to Citigroup, in the form set forth in Exhibit C hereto.

(c)            The Selling Unitholder shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Vinson & Elkins L.L.P., counsel for the Selling Unitholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Managing Underwriter, and in form and substance satisfactory to Citigroup, in the form set forth in Exhibit D hereto.

(d)            You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Managing Underwriter) in the forms satisfactory to Citigroup, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statements, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(e)            You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to Citigroup.

(f)            No Prospectus or amendment or supplement to the Registration Statements or the Prospectus shall have been filed to which you shall have reasonably objected in writing.

(g)            The Registration Statements and any registration statement required to be filed, prior to the sale of the Units, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(h)            Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of either of the Registration Statements shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) each Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (vi) since the date of the most recent financial statements included in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus, there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus.

(i)            The Partnership will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of the Chief Executive Officer and the Chief Financial Officer of the General Partner, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit E hereto.

(j)            The Selling Unitholder will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of the President and the Chief Financial Officer of the Selling Unitholder, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.

(k)            You shall have received an agreement for the benefit of the Underwriters in the form set forth as Exhibit A hereto, signed by each director and “officer” (within the meaning of Rule 169-1(f) under the Exchange Act) and each holder of Common Units named in Exhibit A-1 hereto (each a “Lock-Up Agreement”) and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(l)            At the time of execution of this Agreement, the Underwriters shall have received from NSAI a letter, in form and substance reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof covering the matters described in Exhibit G.

(m)            The Partnership and the Selling Unitholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statements, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(n)            The Units shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

9.        Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Managing Underwriters, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statements, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Partnership Entities taken as a whole, the effect of which change or development is, in the judgment of the Managing Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statements, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the NYSE Euronext or the NASDAQ; (B) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of the Managing Underwriters, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statements, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Partnership Entities by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Managing Underwriters elect to terminate this Agreement as provided in this Section 9, the Partnership, the Selling Unitholder and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Units, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Partnership or the Selling Unitholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Partnership and the Selling

Unitholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(k), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Partnership or the Selling Unitholder under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10.        Increase in Underwriters’ Commitments. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Units to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Units which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Units, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Units they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Units agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Units shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Units shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Units set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Partnership and the Selling Unitholder agree with the non-defaulting Underwriters that they will not sell any Firm Units hereunder unless all of the Firm Units are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Partnership or selected by the Partnership with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statements and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Units which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Units which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Firm Units which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Partnership or the Selling Unitholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Partnership or the Selling Unitholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.        Indemnity and Contribution.

(a)            The Partnership agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, its affiliates and agents who have, or are alleged to have, participated in the offering of the Units, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in either or both of the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Partnership) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, the Registration Statements or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statements in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Partnership, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)            The Selling Unitholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, its affiliates and agents who have, or are alleged to have, participated in the offering of the Units, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement (or in the Resale Registration Statement as amended by any post-effective amendment thereof by the Partnership) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, the Resale Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Resale Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Resale Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided, however, the Selling Unitholder shall not be responsible, pursuant to this Section 11(b), for losses, damages, expenses, liabilities or claims for an amount in excess of the aggregate initial public offering price of the Units sold by the Selling Unitholder to the Underwriters pursuant hereto.

(c)            Each Underwriter severally agrees to indemnify, defend and hold harmless the Partnership, the General Partner, the Selling Unitholder, their respective officers and directors and any person who controls the Partnership, the General Partner or the Selling Unitholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Partnership, the Selling Unitholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, either or both of the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Partnership), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statements in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statements or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(d)            If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Partnership, the Selling Unitholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. No indemnification provided for in Section 11(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 11(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 11(a), (b) or (c). The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(e)            If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Selling Unitholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Partnership and the Selling Unitholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Partnership and the Selling Unitholder, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Units. The relative fault of the Partnership and the Selling Unitholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Partnership or the Selling Unitholder on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f)            The Partnership, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

(g)            The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Partnership and the Selling Unitholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, any of their respective partners, directors, officers, members, affiliates or agents or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Partnership, the directors or officers of the General Partner, the Selling Unitholder or any person who controls the Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Units. The Partnership, the Selling Unitholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Partnership, against any of the General Partner’s officers or directors in connection with the issuance and sale of the Units, or in connection with the Registration Statements, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

12.        Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the third, ninth and tenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3, 4 and 11 hereof.

13.        Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to (i) Citigroup Global Markets Inc., General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, (ii) Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (fax no: (212) 214-5918), (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036, attention of Syndicate Department, with a copy to ECM Legal and (iv) Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager (fax no: (212) 797-9344); if to the Partnership, shall be sufficient in all respects if delivered or sent to the Partnership at the offices of the Partnership at Pioneer Southwest Energy Partners L.P., 5205 N. O’Connor Blvd., Suite 200, Irving, Texas 75039 (facsimile: 972-969-3552), Attention: General Counsel; and if to the Selling Unitholder shall be sufficient in all respects if delivered or sent to the Selling Unitholder at the offices of the Selling Unitholder at Pioneer Natural Resources USA, Inc., 5205 N. O’Connor Blvd., Suite 200, Irving, Texas 75039 (facsimile: 972-969-3552), Attention: General Counsel.

14.        Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15.        Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Partnership and the Selling Unitholder each consent to the jurisdiction of such courts and personal service with respect thereto. The Partnership and the Selling Unitholder each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter, the Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of the holders of its Common Units and its affiliates) and the Selling Unitholder (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and its affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Partnership and the Selling Unitholder each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Partnership and the Selling Unitholder and may be enforced in any other courts to the jurisdiction of which the Partnership or the Selling Unitholder is or may be subject, by suit upon such judgment.

16.        Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Partnership and the Selling Unitholder and to the extent provided in Section 11 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17.        No Fiduciary Relationship. The Partnership and the Selling Unitholder each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Partnership’s securities. The Partnership and the Selling Unitholder each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Partnership, the Selling Unitholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Partnership’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Partnership or the Selling Unitholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Partnership and the Selling Unitholder each hereby confirm their understanding and agreement to that effect. The Partnership, the Selling Unitholder and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Partnership or the Selling Unitholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Partnership’s securities, do not constitute advice or recommendations to the Partnership or the Selling Unitholder. The Partnership, the Selling Unitholder and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Partnership or the Selling Unitholder with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Partnership or the Selling Unitholder on other matters). The Partnership and the Selling Unitholder each hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership or the Selling Unitholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Partnership or the Selling Unitholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

18.        Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

19.        Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Partnership and the Selling Unitholder and their successors and assigns and any successor or assign of any substantial portion of the Partnership’s, the Selling Unitholder’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Partnership, the Selling Unitholder and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Partnership and the Underwriters, severally.

Very truly yours, PIONEER SOUTHWEST ENERGY PARTNERS L.P.

By:	Pioneer Natural Resources GP LLC its general partner

By:	/s/ Richard P. Dealy
Name: Richard P. Dealy Title: Executive Vice President and Chief Financial Officer

PIONEER NATURAL RESOURCES USA, INC.

By:	/s/ Richard P. Dealy
Name: Richard P. Dealy Title: Executive Vice President and Chief Financial Officer

Signature Page to Underwriting Agreement

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Alan Boswell
Name: Alan Boswell Title: Vice President

WELLS FARGO SECURITIES, LLC

By:	/s/ Elizabeth A. DiChiaro
Name: Elizabeth A. DiChiaro Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Oscar K. Brown
Name: Oscar K. Brown Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Frank Windels
Name: Frank Windels Title: Director

By:	/s/ Warren Estey
Name: Warren Estey Title: Managing Director

Signature Page to Underwriting Agreement

SCHEDULE A

Underwriters	Number of Firm Units
CITIGROUP GLOBAL MARKETS INC.	1,012,000
WELLS FARGO SECURITIES, LLC	1,012,000
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	660,000
DEUTSCHE BANK SECURITIES INC.	660,000
BARCLAYS CAPITAL INC.	308,000
J.P. MORGAN SECURITIES LLC	308,000
UBS SECURITIES LLC	308,000
HOWARD WEIL INCORPORATED	132,000

Total	4,400,000

SCHEDULE B

None.

SCHEDULE C

Partnership Entity:	Equity Owned By:

Partnership	0.1% general partner interest owned by the General Partner

The Selling Unitholder owns 20,521,200 Common Units

Public unitholders own 12,592,500 Common Units

General Partner	100% of membership interests owned by the Selling Unitholder

Operating Company	100% of membership interests owned by the Partnership

PSE Finance	100% of capital stock owned by the Partnership

EXHIBIT A

Lock-Up Agreement

December     , 2011

Citigroup Global Markets Inc.

Together with the other Underwriters

named in Schedule A to the Underwriting Agreement

referred to herein

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), by and among Pioneer Southwest Energy Partners L.P. (the “Partnership”), Pioneer Natural Resources USA, Inc. (the “Selling Unitholder”) and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of common units, representing limited partner interests in the Partnership (the “Partnership Units”). In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc. offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Partnership Units or any securities convertible into, or exercisable or exchangeable for such Partnership Units, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement. The foregoing sentence shall not apply to (i) bona fide gifts, sales or other dispositions of any Partnership Units that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that the transferee/donee agrees to be bound by the terms of the lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) as a bona fide gift or gifts intended as a charitable donation, and (iii) a maximum of 100,000 Partnership Units in the aggregate that are sold or otherwise disposed of by all of the persons executing similar letters as this, including the

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undersigned, in connection with the Underwriting Agreement. Additionally, the Partnership shall be allowed to (i) issue and sell common units or any securities convertible into, or exercisable or exchangeable for such common units pursuant to any employee benefit plan of the Partnership in effect at the date of the closing of the underwritten public offering of the Partnership’s common units (including, without limitation, the forfeiture to the Partnership by the undersigned of Partnership Units in satisfaction of tax withholding obligations arising in connection with the issuance, vesting or exercise of an award under any such plan or the lapse of restrictions thereon), (ii) issue common units issuable upon the conversion of securities or the exercise of warrants outstanding as of the date hereof and (iii) issue common units as consideration for any merger and acquisition made by the Partnership; provided, however, that in the case of any issuance pursuant to this clause (iii), in the case of any merger or acquisition other than the acquisition of all of the outstanding equity of a publicly traded entity, each recipient of any such common units shall sign and deliver an agreement in substantially the form hereof and has been in compliance with the terms hereof since the date first written above as if it had been an original party hereto.

If for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Very truly yours,

Name:
Title:

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EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position

1. Scott D. Sheffield	Chairman of the Board of Directors and Chief Executive Officer

2. Richard P. Dealy	Executive Vice President, Chief Financial Officer, Treasurer and Director

3. Timothy L. Dove	President and Chief Operating Officer

4. Mark S. Berg	Executive Vice President, General Counsel

5. Chris J. Cheatwood	Executive Vice President, Geoscience

6. Danny L. Kellum	Executive Vice President, Operations

7. Frank W. Hall	Vice President and Chief Accounting Officer

8. Alan L. Gosule	Director

9. Royce W. Mitchell	Director

10. Arthur L. Smith	Director

11. Phillip A. Gobe	Director

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EXHIBIT B

OPINION OF VINSON & ELKINS L.L.P., COUNSEL TO THE PARTNERSHIP

1.	Formation and Qualification. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of organization with full power and authority necessary to own or lease and to operate its properties currently owned or leased and conduct its business as currently conducted or as to be conducted, in each case as described in the Disclosure Package and the Prospectus. Each of the Partnership Entities is duly qualified to transact business and is in good standing as a foreign limited partnership or foreign limited liability company in each jurisdiction set forth opposite its name on an annex to be attached to such counsel’s opinion.

2.	Power and Authority to Act as a General Partner. The General Partner has full limited liability company power and authority to act as general partner of the Partnership in all material respects as described in the Disclosure Package and Prospectus.

3.	Capitalization. All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

4.	Valid Issuance of the Units. The Units to be purchased by the Underwriters from the Partnership have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

5.	Authority and Authorization. The Partnership has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Units to be sold by the Partnership, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statements, the Disclosure Package and the Prospectus. All limited partnership and limited liability company action, as the case may be, required to be taken by the Partnership Entities or any of their stockholders, members or partners for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions provided for in this Agreement has been validly taken.

6.	Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Partnership.

7.	Enforceability of Organizational Agreements. The Organizational Agreements have been duly authorized, executed and delivered by the Partnership Entities that are parties thereto. The Organizational Agreements are valid and legally binding agreements of the Partnership Entities that are parties thereto, enforceable against such parties in accordance with their terms; provided that the enforceability thereof may be limited by (x) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (y) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

8.	No Conflicts. None of (A) the offering, issuance or sale by the Partnership of the Units to be sold by the Partnership, or (B) the execution, delivery and performance of this Agreement by the Partnership (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any agreement or other instrument filed as an exhibit to the Registration Statements or any Incorporated Document, (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law, (iv) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or other authority of or with any court, governmental agency or body of the States of Delaware or Texas or the United States of America having jurisdiction over any of the Partnership Entities or any of their properties or assets in a proceeding to which any of them or their property is a party or (v) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which breaches, violations, defaults or Liens, in the case of clauses (ii), (iii), (iv) or (v), would have a Material Adverse Effect or materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement; provided, however, that no opinion need be expressed pursuant to this paragraph with respect to federal or state securities laws and other anti-fraud laws.

9.	No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification under the Delaware LP Act, the Delaware LLC Act, Texas law or federal law is required in connection with the offering, issuance or sale by the Partnership of the Units to be sold by the Partnership or the execution, delivery and performance of this Agreement by the Partnership, except for such permits, consents, approvals and similar authorizations required under the Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion.

10.	Effectiveness of Registration Statement. Each of the Partnership Registration Statement and the Resale Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of either Registration Statement or any notice objecting to the use of either Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

11.	Form of Documents. The Registration Statements, the Pre-Pricing Prospectus and the

Prospectus are, on their face, appropriately responsive, in all material respects, to the applicable requirements of the Act, except that in each case such counsel need express no opinion with respect to the financial statements or any other financial or reserve data contained in or omitted from the Registration Statements, the Pre-Pricing Prospectus or the Prospectus. Each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, was, on its face, appropriately responsive, in all material respects, to the applicable requirements of the Exchange Act, except that in each case such counsel need express no opinion with respect to the financial statements or any other financial or reserve data contained in or omitted from such document.

12.	Description of Common Units. The statements included in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus under the captions “Summary—The Offering,” “Description of the Common Units,” “Cash Distribution Policy” and “The Partnership Agreement” insofar as they purport to constitute summaries of the terms of the Common Units (including the Units), are accurate summaries of the terms of the Common Units in all material respects.

13.	Descriptions and Summaries. The statements included in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus, as applicable (including any Incorporated Document) and under the captions “Conflicts of Interest and Fiduciary Duties,” “The Partnership Agreement,” “Certain Relationships and Related Transactions, and Director Independence,” insofar as they purport to constitute summaries of the terms of federal or Texas statutes, rules or regulations or the Delaware LP Act or the Delaware LLC Act, any legal and governmental proceedings or any contracts, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects. The description of the federal statutes, rules and regulations set forth in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus, as applicable (including any Incorporated Document) under “Business—Competition, Markets and Regulation” constitute accurate summaries of the terms of such statutes, rules and regulations in all material respects.

14.	Tax Opinion. The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to each Registration Statement is confirmed and the Underwriters may rely upon such opinions as if such opinions were addressed to them.

15.	Investment Company. None of the Partnership Entities is, nor after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Pre-Pricing Prospectus and the Prospectus will any of the Partnership Entities be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by federal law and the Delaware LP Act and the Delaware LLC Act and

the laws of the State of Texas, (iv) with respect to the opinions expressed as to the due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the time of purchase and shall be provided to counsel to the Underwriters), and (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership, the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statements, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statements, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A) either Registration Statement, as of the Effective Time of such Registration Statement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Disclosure Package (together with the public offering price per Unit, number of Firm Units and number of Additional Units), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its date and at the time of purchase contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included in, or excluded from, the Registration Statements or the Prospectus or the Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statements.

EXHIBIT C

OPINION OF GENERAL PARTNER

PIONEER NATURAL RESOURCES GP, LLC

1.	Ownership of the General Partner. Pioneer Natural Resources USA, Inc. (“Pioneer USA”) owns all of the issued and outstanding membership interests of the General Partner; such membership interests have been duly and validly authorized and issued in accordance with the limited liability company agreement of the General Partner (the “General Partner Agreement”) and are fully paid (to the extent required by the General Partner Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Pioneer USA owns such membership interests free and clear of all Liens (except restrictions on transferability as described in the Disclosure Package and the Prospectus and Liens created by or arising under the Delaware LLC Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Pioneer USA as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

2.	Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 0.1% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (except restrictions on transferability as described in the Disclosure Package and the Prospectus or Liens created by or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

3.	Capitalization. As of the date hereof immediately prior to the issuance of the Firm Units pursuant to this Agreement, the issued and outstanding partnership interests of the Partnership consisted of 33,113,700 Common Units and a 0.1% general partner interest.

4.	Ownership of Certain Common Units. Pioneer USA owns 20,521,200 Common Units free and clear of all Liens (except restrictions on transferability as described in the Disclosure Package and the Prospectus or Liens created by or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Pioneer USA as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

5.

Ownership of the Operating Company. The Partnership owns all of the issued and outstanding membership interests of the Operating Company; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company Agreement”) and are fully paid (to the extent required by the Operating Company Agreement) and nonassessable; and the Partnership owns such membership interests free and clear of all Liens (except restrictions on transferability as described in the Disclosure Package and the Prospectus and Liens created by or arising under the Delaware LLC Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

6.	Ownership of PSE Finance. The Partnership owns all of the issued and outstanding shares of stock of PSE Finance; such equity interests have been duly authorized and validly issued in accordance with the Certificate of Incorporation and Bylaws of PSE Finance and are fully paid and nonassessable; and the Partnership owns such equity interests free and clear of all Liens (except restrictions on transferability as described in the Disclosure Package and the Prospectus) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation.

7.	No Preemptive Rights, Registration Rights or Options. Except as identified in the Disclosure Package and the Prospectus, there are no (A) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities or (B) outstanding options or warrants to purchase any securities of the Partnership Entities, in each case pursuant to their respective Organizational Agreements or any other agreement or instrument listed as an exhibit to the Registration Statements or any Incorporated Document. To such counsel’s knowledge, neither the filing of the Registration Statements nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership other than as described in the Disclosure Package and the Prospectus, as set forth in the Partnership Agreement or as have been waived.

8.	Legal Proceedings. To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in the Registration Statements, the Pre-Pricing Prospectus and the Prospectus but are not so described as required.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership, the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statements, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statements, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A) either Registration Statement, as of the Effective Time of such Registration Statement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Disclosure Package (together with the public offering price per Unit, number of Firm Units and number of Additional Units), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its date and at the time of purchase contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included in, or excluded from, the Registration Statements or the Prospectus or the Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statements.

EXHIBIT D

OPINION OF VINSON & ELKINS L.L.P., COUNSEL TO THE SELLING UNITHOLDER

1.	Formation and Qualification. The Selling Unitholder has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the State of Delaware.

2.	Authority and Authorization. The Selling Unitholder has all requisite power and authority to execute and deliver the Underwriting Agreement and perform its obligations thereunder. The Selling Unitholder has all requisite corporate power and authority to assign, sell, transfer and deliver the Units to be sold by the Selling Unitholder, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Resale Registration Statement, the Disclosure Package and the Prospectus. All corporate action required to be taken by the Selling Unitholder or any of its stockholders for the assignment, sale, transfer and delivery of the Units and the consummation of the transactions provided for in the Underwriting Agreement has been validly taken.

3.	Authorization of this Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Unitholder.

4.	No Conflicts. None of (A) the sale by the Selling Unitholder of the Units to be sold by the Selling Unitholder or (B) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Selling Unitholder, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any agreement or other instrument filed or incorporated by reference as an exhibit to the Resale Registration Statement, or (iii) violates or will violate the Delaware General Corporation Law, the laws of the State of Texas or federal law, excluding, in the case of clauses (ii) and (iii), such breaches, violations and defaults as would not materially impair the ability of the Selling Unitholder to consummate the transactions provided for in the Underwriting Agreement; provided, however, that no opinion need be expressed pursuant to this paragraph with respect to federal or state securities laws and other anti-fraud laws.

5.	No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification under the Delaware General Corporation Law, Texas law or federal law is required in connection with the offering and sale by the Selling Unitholder of the Units to be sold by the Selling Unitholder or the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, except for such permits, consents, approvals and similar authorizations required under the Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion.

6.	Title. Immediately prior to the time of purchase, the Selling Unitholder was the sole registered owner of the Units to be sold by the Selling Unitholder pursuant to the

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Underwriting Agreement, free and clear of all Liens (except as described in the Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel without independent investigation.

7.	Delivery of Units. Upon the payment for the Units to be sold by the Selling Unitholder to the several Underwriters pursuant to the Underwriting Agreement, the delivery of such Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, the registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to a “security account” or “securities accounts” (within the meaning of Section 8-501(a) of the New York UCC) in the name of each such Underwriter (assuming that such Underwriter does not have any notice of any adverse claim (as such phrase is defined in Section 8-105 of the New York UCC) to such Units or any security entitlement in respect thereof), (a) under Section 8-501 of the New York UCC, such Underwriter will acquire a “security entitlement” (within the meaning of Section 8-102(a)(17) of the New York UCC) in respect of such Units and (b) to the extent governed by Article 8 of the New York UCC, no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) of the New York UCC) to such Units may be asserted against the Underwriters with respect to such “security entitlement.” For purposes of such counsel’s opinion in this paragraph (7), such counsel has assumed that (A) DTC is a “clearing corporation” (as defined in Section 8-102 of the New York UCC), (B) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (C) DTC has not adopted a rule of the type referred to in Section 8-111 of the New York UCC that conflicts with the provisions of Article 8 of the New York UCC in a manner that would adversely affect our opinion, (D) New York is DTC’s jurisdiction for purposes of Section 8-110(b) of the New York UCC, (E) appropriate book entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the New York UCC and (F) no Underwriter nor DTC has notice of any adverse claim (as such phrase is defined in Sections 8-102 and 8-105 of the New York UCC) to the Units.

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EXHIBIT E

OFFICERS’ CERTIFICATE

Each of the undersigned, Scott D. Sheffield, Chief Executive Officer of Pioneer Natural Resources GP LLC, a Delaware limited liability company (the “General Partner”), the general partner of Pioneer Southwest Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and Richard P. Dealy, Executive Vice President, Chief Financial Officer and Treasurer of the General Partner, on behalf of the Partnership, does hereby certify pursuant to Section 8(i) of that certain Underwriting Agreement dated December 13, 2011 (the “Underwriting Agreement”) among the Partnership, Pioneer Natural Resources USA, Inc. and, on behalf of the several Underwriters named therein, Citigroup Global Markets Inc., that as of             , 2011:

1.	He has reviewed each Registration Statement, the Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Partnership as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Partnership has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (h) of Section 8 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this             , 2011.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

By:	Pioneer Natural Resources GP LLC
its general partner

Name: Scott D. Sheffield Title: Chief Executive Officer

Name: Richard P. Dealy Title: Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT F

OFFICERS’ CERTIFICATE

Each of the undersigned, Timothy L. Dove, Chief Operating Officer and President of Pioneer Natural Resources USA, Inc. (the “Selling Unitholder”), and Richard P. Dealy, Executive Vice President and Chief Financial Officer of the Selling Unitholder, does hereby certify pursuant to Section 8(j) of that certain Underwriting Agreement dated December 13, 2011 (the “Underwriting Agreement”) among Pioneer Southwest Energy Partners L.P., the Selling Unitholder and, on behalf of the several Underwriters named therein, Citigroup Global Markets Inc., that as of                     , 2011:

1.	The representations and warranties of the Selling Unitholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

2.	The Selling Unitholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this                     , 2011.

PIONEER NATURAL RESOURCES USA, INC.

Name: Timothy L. Dove
Title: Chief Operating Officer and President

Name: Richard P. Dealy
Title: Executive Vice President, and Chief Financial Officer

F-2

EXHIBIT G

FORM OF ENGINEERS’ RESERVE REPORT LETTER

This letter was prepared pursuant to Section 8(l) of the Underwriting Agreement dated December 13, 2011, by and among Pioneer Southwest Energy Partners L.P. (the “Partnership”), Pioneer Natural Resources USA, Inc. (the “Selling Unitholder”) and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated and Deutsche Bank Securities Inc. acting as the representatives of the several underwriters listed on Schedule A thereto (collectively, the “Underwriters”) for an offering by the Partnership and the Selling Unitholder of an aggregate of 4,400,000 common units, each representing a limited partner interest in the Partnership (the “Units”). The Units are being offered pursuant to the Partnership’s preliminary prospectus dated December 12, 2011 and final prospectus dated the date hereof. We have prepared an audit letter dated January 31, 2011, in which we estimated the proved reserves and future revenue of the Partnership as of December 31, 2010 (the “Audit Letter”).

1. As of the date of this letter and as of the date of the Audit Letter, we are independent petroleum engineers with respect to the Partnership. We are familiar with the standards pertaining to the estimating and auditing of oil and gas reserve information promulgated by the Securities and Exchange Commission (the “SEC”). Neither we, nor to our knowledge, any of our employees, officers or directors, own interests in the Partnership or any oil and gas properties covered by the Audit Letter. We have not been employed by the Partnership on a contingent basis.

2. All terms used in this letter, where applicable, conform to the definitions set forth in Rule 4-10 of Regulation S-X promulgated by the SEC.

3. In our opinion, the information relating to estimated proved reserves, estimated future net revenue from proved reserves and present worth of estimated future net revenue from proved reserves contained in the Audit Letter has been prepared in a manner consistent with the standards and definitions pertaining to the estimation and auditing of oil and gas reserve information promulgated by the SEC. Specifically, such information has been prepared in accordance with Paragraphs 10-13, 15 and 30(a)-(b) of Statement of Financial Accounting Standards No. 69 (November 1982) of the FASB and Rules 4-10(a)(1)-(13) of Regulation S-X and Rule 302(b) of Regulation S-K of the SEC; provided, however, future income tax expenses have not been taken into account in estimating the future net revenue and present worth values set forth in the Audit Letter.

To the extent the above-enumerated rules, regulations and statements require determinations of an accounting or legal nature or information beyond the scope of the Audit Letter, we are necessarily unable to express an opinion as to whether the above-described information is in accordance therewith or sufficient therefor.

4. The Audit Letter attached hereto as Appendix 1 is the correct and complete copy of our Audit Letter provided to the Partnership on January 31, 2011.

5. Although we have received additional data since our audit as of December 31, 2010, for the audit in progress being prepared as of December 31, 2011, no additional information has been brought to our attention that would lead us to believe that there would be a material change in the estimates of proved reserves or future net revenues from proved reserves attributable to the Partnership’s interests in certain oil and gas properties covered by the Audit Letter, notwithstanding those changes that would result from a change in product prices and reductions for production since January 1, 2011.

6. You may rely upon the Audit Letter in the same manner as if such letter were addressed to you.

APPENDIX 1 to EXHIBIT E

AUDIT LETTER